Income Tax	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Tax

Note 9. INCOME TAX

The Company holds an economic interest in MSP Recovery, LLC and consolidates its financial position and results. The remaining ownership of MSP Recovery, LLC not held by the Company is considered a noncontrolling interest. MSP Recovery, LLC is treated as a partnership for income tax reporting and its members, including the Company, are liable for federal, state, and local income taxes based on their share of the LLC’s taxable income.

There was no provision for income tax for the years ended December 31, 2023, 2022, and 2021.

A reconciliation of the United States statutory income tax rate to the Company’s effective tax rate for the year ended December 31, 2023, 2022, and 2021 is as follows for the years indicated:

	For the Year Ended December 31,
	2023	2022	2021
Federal Statutory rate	21.00%	21.00%	21.00%
Noncontrolling interests/effect of pass-through entities	-19.59%	-20.70%	-21.00%
Valuation allowance	-1.73%	-0.40%	0.00%
Other	0.32%	0.10%	0.00%
Effective Income tax rate	0.00%	0.00%	0.00%

Details of the Company’s deferred tax assets and liabilities at December 31, 2023 and 2022 are as follows for the years indicated:

	As of December 31,
in thousands	2023	2022
Deferred tax assets
Net operating loss carryforward	$1,126	$423
Investment in MSP Recovery, LLC	30,385	38,263
Start-up Costs	854	917
Transaction Costs	2,962	3,224
Interest Expense — 163j	5,065	—
Total deferred tax assets	40,392	42,827
Valuation Allowance	(40,392)	(42,827)
Total deferred tax assets (liability)	$—	$—

The Company has a deferred tax asset for the difference between the financial reporting and the tax basis of its investment in MSP Recovery, LLC. The deferred tax asset above does not consider the iterative impact of the TRA liability as the entire liability has not been recorded as of December 31, 2023 and 2022.

As of December 31, 2023 the Company had $4.3 million and $4.2 million of U.S. gross federal and state net operating loss carryovers available to offset future taxable income, respectively. As of December 31, 2022, the Company had $2.0 million and $1.9 million of U.S. gross federal and state net operating loss carryovers available to offset future taxable income, respectively.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance.

As of December 31, 2023 and 2022, the Company has not recorded any unrecognized tax benefits. The Company files income tax returns in the U.S. federal jurisdiction and Florida which remain open and subject to examination by the various taxing authorities. As of December 31, 2023, the Company’s federal and state and local income tax years 2020 through 2023 remain open and are subject to examination.